LAZARD REPORTS SECOND QUARTER AND FIRST HALF 2025 RESULTS

•Financial Advisory reported record adjusted net revenue for the second quarter up 20% year over year and driven by robust activity in Europe

•Asset Management reported positive net flows in the second quarter and AUM of $248 billion as of June 30, 2025

•Financial Advisory hired 14 Managing Directors year to date, underscoring success in attracting world-class talent to support long-term growth

NEW YORK, July 24, 2025 – Lazard, Inc. (NYSE: LAZ) today reported net revenue of $796 million and adjusted net revenue1 of $770 million for the quarter ended June 30, 2025. For the first half of 2025, Lazard reported net revenue of $1,444 million and adjusted net revenue1 of $1,413 million.

On both a U.S. GAAP and an adjusted basis1, Lazard reported second quarter 2025 net income of $55 million or $0.52 per share, diluted. For the first half of 2025, on both a U.S. GAAP and an adjusted basis1, net income was $116 million or $1.08 per share, diluted.

“Lazard reported another quarter of strong performance across the firm,” said Peter R. Orszag, CEO and Chairman. “Our Financial Advisory business delivered record revenue for the second quarter and first half of the year. Asset Management achieved positive net flows in the quarter and record gross inflows for the first half of the year, demonstrating progress towards our goal for this year to serve as an inflection point for the business. Firm-wide, high levels of client engagement continue.”

(Selected results, $ in millions,	Three Months Ended			Six Months Ended
except per share data and AUM)	June 30,			June 30,
U.S. GAAP Financial Measures	2025	2024	% ’25-’24	2025	2024	% ’25-’24
Net Revenue	$796	$685	16%	$1,444	$1,450	–%
Financial Advisory	$497	$411	21%	$865	$865	–%
Asset Management	$292	$285	2%	$581	$581	–%

Net Income	$55	$50	11%	$116	$86	35%
Per share, diluted	$0.52	$0.49	6%	$1.08	$0.84	29%

Adjusted Financial Measures[1]
Net Revenue	$770	$685	12%	$1,413	$1,431	(1%)
Financial Advisory	$491	$408	20%	$861	$855	1%
Asset Management	$268	$265	1%	$533	$541	(2%)

Net Income	$55	$53	5%	$116	$119	(3%)
Per share, diluted	$0.52	$0.52	–%	$1.08	$1.17	(8%)

Assets Under Management (AUM) ($ in billions)
Ending AUM	$248	$245	2%
Average AUM	$239	$245	(3%)	$235	$246	(5%)

Note: Reconciliations of U.S. GAAP to Adjusted results are shown on pages 13-15. Endnotes are on page 5 of this release.

Media Contact:	Shannon Houston	+1 212 632 6880	shannon.houston@lazard.com
Investor Contact:	Alexandra Deignan	+1 212 632 6886	alexandra.deignan@lazard.com

NET REVENUE
Financial Advisory
For the second quarter of 2025, Financial Advisory reported net revenue and adjusted net revenue1 of $497 million and $491 million, 21% and 20% higher than the second quarter of 2024, respectively.
For the first half of 2025, Financial Advisory reported net revenue and adjusted net revenue1 of $865 million and $861 million, in line with and 1% higher than the first half of 2024, respectively.

Lazard is one of the world’s leading independent financial advisors, serving as a trusted partner to clients on significant and complex M&A transactions. During and since the second quarter of 2025, selected highlights include (clients are in italics):

•CD&R’s €16 billion acquisition of a controlling 50% stake in Sanofi consumer health unit, Opella
•Berry Global’s $15.0 billion combination with Amcor
•Ferrero’s $3.1 billion acquisition of WK Kellogg Co
•Roquette Frères’ $2.9 billion acquisition of IFF Pharma Solutions
•Assura’s $2.4 billion recommended combination with Primary Health Properties
•Biotage’s $1.2 billion acquisition by KKR
•L’Oréal’s agreement to acquire Color Wow
•Panama Canal Railway’s sale to APM Terminals

Lazard provides tailored advice, expertise and access to a broad universe of capital providers through our Private Capital Advisory and Capital Solutions practices. Private equity assignments include advising Accel-KKR, Hidden Harbor Capital Partners and IDG Capital on continuation funds and Mainsail Partners on the closing of its Fund VII. In addition, Lazard is advising on capital structure and executing debt raises for ZF Friedrichshafen, NeXtWind, and iFIT Health and Fitness.

Lazard’s preeminent restructuring and liability management practice has been engaged in a broad range of mandates including debtor roles involving Solo Brands, Superior Industries, and Wilbur Ellis, and creditor roles involving Lowell, Franchise Group, Saks Global and Southern Water. In addition, our sovereign advisory practice continues to be active in advising governments and sovereign entities across developed and emerging markets.
For a list of publicly announced transactions please visit our website or follow Lazard on LinkedIn.
Asset Management
For the second quarter of 2025, Asset Management net revenue and adjusted net revenue1 were $292 million and $268 million, 2% and 1% higher than the second quarter of 2024, respectively.
Management fees and other revenue, on an adjusted basis1, were $265 million for the second quarter of 2025, 1% higher than the second quarter of 2024, and 4% higher than the first quarter of 2025.
Incentive fees on an adjusted basis1 were $4 million for the second quarter of 2025, compared to $3 million for the second quarter of 2024.
Average assets under management (AUM) was $239 billion for the second quarter of 2025, 3% lower than the second quarter of 2024, and 3% higher than the first quarter of 2025.
For the first half of 2025, Asset Management net revenue and adjusted net revenue1 were $581 million and $533 million, in line with and 2% lower than the first half of 2024, respectively.

Management fees and other revenue, on an adjusted basis1, were $520 million for the first half of 2025, 2% lower than the first half of 2024.
Incentive fees on an adjusted basis1 were $13 million for the first half of 2025, compared to $10 million for the first half of 2024.
Average AUM for the first half of 2025 was $235 billion, 5% lower than the first half of 2024. AUM as of June 30, 2025 was $248 billion, 2% higher than June 30, 2024, and 9% higher than March 31, 2025. The sequential change from March 31, 2025 was driven by market appreciation of $11.9 billion, foreign exchange appreciation of $8.4 billion and net inflows of $0.7 billion.
OPERATING EXPENSES
Compensation and Benefits Expense
For the second quarter of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $519 million and $504 million, respectively, compared to $453 million and $452 million, respectively, for the second quarter of 2024. The adjusted compensation ratio2 for the second quarter of 2025 was 65.5%, compared to the second-quarter 2024 ratio of 66.0%.
For the first half of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $949 million and $926 million, respectively, compared to $1,003 million and $945 million, respectively, for the first half of 2024. The adjusted compensation ratio2 for the first half of 2025 was 65.5%, compared to the first-half 2024 ratio of 66.0%.
We focus on the adjusted compensation ratio2 to manage costs, balancing a view of current conditions in the market for talent alongside our objective to drive long-term shareholder value. Our goal is to deliver an adjusted compensation ratio2 of 60% or below, with timing dependent on market conditions.
Non-Compensation Expenses
For the second quarter of 2025, non-compensation expenses on a U.S. GAAP basis were $184 million, 9% higher than the second quarter of 2024. On an adjusted basis1, non-compensation expenses were $157 million, 6% higher than the second quarter of 2024.
The adjusted non-compensation ratio3 was 20.4% for the second quarter of 2025, compared to 21.7% for the second quarter of 2024.
For the first half of 2025, non-compensation expenses on a U.S. GAAP basis were $347 million, 6% higher than the first half of 2024. On an adjusted basis1, non-compensation expenses were $305 million, 8% higher than the first half of 2024.
The adjusted non-compensation ratio3 was 21.6% for the first half of 2025, compared to 19.8% for the first half of 2024.
Our goal is to deliver an adjusted non-compensation ratio3 between 16% to 20%, with timing dependent on market conditions.
TAXES
The provision for income taxes on both a U.S. GAAP and an adjusted basis1 was $32 million for the second quarter of 2025, which equates to an effective tax rate of 34.1% on a U.S. GAAP basis and 36.5% on an adjusted basis1.

The provision for income taxes on both a U.S. GAAP and an adjusted basis1 was $24 million for the first half of 2025, which equates to an effective tax rate of 16.5% on a U.S. GAAP basis and 17.4% on an adjusted basis1.
CAPITAL MANAGEMENT AND BALANCE SHEET
In the second quarter of 2025, Lazard returned $60 million to shareholders, which included: $47 million in dividends; $4 million in repurchases of our common stock; and $9 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
In the first half of 2025, Lazard returned $235 million to shareholders, which included: $92 million in dividends; $40 million in repurchases of our common stock; and $103 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
During the first half of 2025, we repurchased 0.9 million shares at an average price of $46.44. As of June 30, 2025, our total outstanding share repurchase authorization was approximately $160 million.
On July 23, 2025, Lazard declared a quarterly dividend of $0.50 per share on its outstanding common stock. The dividend is payable on August 15, 2025, to stockholders of record on August 4, 2025.
Lazard’s financial position remains strong. As of June 30, 2025, our cash and cash equivalents were $978 million.

ENDNOTES
1A non-GAAP measure. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is a meaningful and useful way to compare our operating results across periods.
2A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.
3A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.
CONFERENCE CALL

Lazard will host a conference call at 8:00 a.m. ET on July 24, 2025, to discuss the company’s financial results for the second quarter and first half 2025. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing +1 800-445-7795 (toll-free, U.S. and Canada) or +1 785-424-1699 (outside of the U.S. and Canada), 15 minutes prior to the start of the call. Conference ID: LAZQ225.
A replay of the conference call will be available by 10:00 a.m. ET, July 24, 2025, via the Lazard Investor Relations website at www.lazard.com, or by dialing +1 800-839-6911 (toll-free, U.S. and Canada) or +1 402-220-6059 (outside of the U.S. and Canada).
ABOUT LAZARD
Founded in 1848, Lazard is one of the world’s preeminent financial advisory and asset management firms, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. For more information, please visit www.lazard.com.

Cautionary Note Regarding Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” "pipeline," or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•Changes in international trade policies and practices including the implementation of tariffs, proposed further tariffs, and responses from other jurisdictions, and the economic impacts, volatility and uncertainty resulting therefrom;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items

These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
***
LAZ-EPE

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Three Months Ended			% Change From
	June 30,	March 31,	June 30,	March 31,	June 30,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Total revenue	$817,160	$669,164	$707,991	22%	15%
Interest expense	(21,163)	(21,113)	(22,642)
Net revenue	795,997	648,051	685,349	23%	16%
Operating expenses:
Compensation and benefits	519,208	430,270	452,560	21%	15%

Occupancy and equipment	33,703	35,413	32,031
Marketing and business development	29,593	27,731	25,493
Technology and information services	49,272	46,216	46,406
Professional services	24,589	18,837	23,734
Fund administration and outsourced services	30,054	26,545	27,114
Other	16,497	8,404	14,371
Non-compensation expenses	183,708	163,146	169,149	13%	9%
Operating expenses	702,916	593,416	621,709	18%	13%

Operating income	93,081	54,635	63,640	70%	46%

Provision (benefit) for income taxes	31,764	(7,354)	11,587	NM	NM
Net income	61,317	61,989	52,053	(1%)	18%
Net income attributable to noncontrolling interests	5,971	1,614	2,144
Net income attributable to Lazard, Inc.	$55,346	$60,375	$49,909	(8%)	11%

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	97,534,319	95,255,423	92,886,364	2%	5%
Diluted	104,911,633	104,828,753	100,627,867	–%	4%

Net income per share:
Basic	$0.56	$0.61	$0.53	(8%)	6%
Diluted	$0.52	$0.56	$0.49	(7%)	6%

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Six Months Ended
	June 30,	June 30,
($ in thousands, except per share data)	2025	2024	% Change

Total revenue	$1,486,324	$1,493,472	–%
Interest expense	(42,276)	(43,370)
Net revenue	1,444,048	1,450,102	–%
Operating expenses:
Compensation and benefits	949,478	1,003,384	(5%)

Occupancy and equipment	69,116	64,888
Marketing and business development	57,324	49,092
Technology and information services	95,488	91,323
Professional services	43,426	43,614
Fund administration and outsourced services	56,599	53,254
Other	24,901	26,346
Non-compensation expenses	346,854	328,517	6%
Operating expenses	1,296,332	1,331,901	(3%)

Operating income	147,716	118,201	25%

Provision for income taxes	24,410	25,924	(6%)
Net income	123,306	92,277	34%
Net income attributable to noncontrolling interests	7,585	6,613
Net income attributable to Lazard, Inc.	$115,721	$85,664	35%

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	96,394,871	92,073,414	5%
Diluted	104,870,193	99,989,817	5%

Net income per share:
Basic	$1.17	$0.91	29%
Diluted	$1.08	$0.84	29%

CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
(U.S. GAAP - unaudited)

	As of
	June 30,	December 31,
($ in thousands)	2025	2024

ASSETS

Cash and cash equivalents	$978,259	$1,308,218
Deposits with banks and short-term investments	237,141	268,684
Restricted cash	32,908	32,466
Receivables	754,795	753,623
Investments	637,473	614,947
Property	176,240	160,402
Operating lease right-of-use assets	443,388	434,938
Goodwill and other intangible assets	395,225	393,575
Deferred tax assets	492,254	479,582
Other assets	345,703	347,558

Total Assets	$4,493,386	$4,793,993

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS’ EQUITY

Liabilities

Deposits and other customer payables	$400,328	$308,213
Accrued compensation and benefits	391,048	844,953
Operating lease liabilities	518,172	505,483
Tax receivable agreement obligation	75,826	75,899
Senior debt	1,688,631	1,687,052
Other liabilities	549,319	607,610
Total liabilities	3,623,324	4,029,210

Commitments and contingencies

Redeemable noncontrolling interests	83,578	79,629

Stockholders’ equity

Preferred stock, par value $.01 per share	–	–
Common stock, par value $.01 per share	1,128	1,128
Additional paid-in capital	225,058	327,810
Retained earnings	1,477,618	1,472,113
Accumulated other comprehensive loss, net of tax	(268,903)	(326,742)
Subtotal	1,434,901	1,474,309
Common stock held by subsidiaries, at cost	(693,298)	(838,069)
Total Lazard, Inc. stockholders’ equity	741,603	636,240
Noncontrolling interests	44,881	48,914
Total stockholders’ equity	786,484	685,154

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$4,493,386	$4,793,993

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Three Months Ended			% Change From
	June 30,	March 31,	June 30,	March 31,	June 30,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Net Revenue:

Financial Advisory	$491,359	$369,543	$407,936	33%	20%
Asset Management	268,491	264,494	265,219	2%	1%
Corporate	10,016	9,148	11,487	9%	(13%)

Adjusted net revenue	$769,866	$643,185	$684,642	20%	12%

Expenses:

Adjusted compensation and benefits expense	$504,263	$421,286	$451,864	20%	12%
Adjusted compensation ratio (b)	65.5%	65.5%	66.0%

Adjusted non-compensation expenses	$157,371	$147,882	$148,612	6%	6%
Adjusted non-compensation ratio (c)	20.4%	23.0%	21.7%

Earnings:

Adjusted operating income	$108,232	$74,017	$84,166	46%	29%
Adjusted operating margin (d)	14.1%	11.5%	12.3%

Adjusted net income	$55,346	$60,375	$52,869	(8%)	5%

Adjusted diluted net income per share	$0.52	$0.56	$0.52	(7%)	–%

Adjusted diluted weighted average shares (e)	106,696,656	107,676,233	102,188,981	(1%)	4%

Adjusted effective tax rate (f)	36.5%	(13.9%)	14.0%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Six Months Ended
	June 30,	June 30,
($ in thousands, except per share data)	2025	2024	% Change

Net Revenue:

Financial Advisory	$860,902	$854,570	1%
Asset Management	532,985	541,153	(2%)
Corporate	19,164	35,484	(46%)

Adjusted net revenue	$1,413,051	$1,431,207	(1%)

Expenses:

Adjusted compensation and benefits expense	$925,549	$944,597	(2%)
Adjusted compensation ratio (b)	65.5%	66.0%

Adjusted non-compensation expenses	$305,253	$282,905	8%
Adjusted non-compensation ratio (c)	21.6%	19.8%

Earnings:

Adjusted operating income	$182,249	$203,705	(11%)
Adjusted operating margin (d)	12.9%	14.2%

Adjusted net income	$115,721	$119,475	(3%)

Adjusted diluted net income per share	$1.08	$1.17	(8%)

Adjusted diluted weighted average shares (e)	107,186,445	101,860,599	5%

Adjusted effective tax rate (f)	17.4%	25.5%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

ASSETS UNDER MANAGEMENT
(unaudited)

	As of			% Change From
	June 30,	March 31,	December 31,	March 31,	December 31,
($ in millions)	2025	2025	2024	2025	2024

Equity:
Emerging Markets	$33,102	$28,830	$27,926	14.8%	18.5%
Global	61,166	49,886	49,058	22.6%	24.7%
Local	49,528	46,415	49,750	6.7%	(0.4%)
Multi-Regional	48,454	48,999	48,204	(1.1%)	0.5%
Total Equity	192,250	174,130	174,938	10.4%	9.9%
Fixed Income:
Emerging Markets	5,113	5,130	6,919	(0.3%)	(26.1%)
Global	13,411	11,223	11,138	19.5%	20.4%
Local	5,546	5,637	5,617	(1.6%)	(1.3%)
Multi-Regional	22,987	22,034	19,612	4.3%	17.2%
Total Fixed Income	47,057	44,024	43,286	6.9%	8.7%
Alternative Investments	3,512	3,132	2,917	12.1%	20.4%
Private Wealth Alternative Investments	3,103	3,116	3,097	(0.4%)	0.2%
Private Equity	1,508	1,500	1,514	0.5%	(0.4%)
Cash Management	930	1,525	569	(39.0%)	63.4%
Total AUM	$248,360	$227,427	$226,321	9.2%	9.7%

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2024	2025	2024

AUM - Beginning of Period	$227,427	$226,321	$250,432	$226,321	$246,651

Net Flows	677	(3,659)	(6,599)	(2,982)	(13,229)
Market and foreign exchange
appreciation	20,256	4,765	837	25,021	11,248

AUM - End of Period	$248,360	$227,427	$244,670	$248,360	$244,670

Average AUM	$238,552	$230,787	$245,302	$234,620	$246,126

% Change in Average AUM		3.4%	(2.8%)		(4.7%)

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period.

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
($ in thousands)	2025	2025	2024	2025	2024

Net Revenue
Financial Advisory net revenue - U.S. GAAP Basis	$497,306	$367,359	$411,308	$864,665	$864,815
Adjustments:
Reimbursable deal costs, (provision) benefit for credit losses and other (g)	(5,952)	2,181	(3,372)	(3,771)	(10,873)
Interest expense (h)	5	3	–	8	41
Losses associated with cost-saving initiatives (i)	–	–	–	–	587

Adjusted Financial Advisory net revenue	$491,359	$369,543	$407,936	$860,902	$854,570

Asset Management net revenue - U.S. GAAP Basis	$292,478	$288,100	$285,487	$580,578	$580,963
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(5,225)	(6,850)	(4,054)	(12,075)	(8,151)
Distribution fees and other (g)	(18,765)	(16,762)	(16,216)	(35,527)	(31,664)
Interest expense (h)	3	6	2	9	5

Adjusted Asset Management net revenue	$268,491	$264,494	$265,219	$532,985	$541,153

Corporate net revenue - U.S. GAAP Basis	$6,213	($7,408)	($11,446)	($1,195)	$4,324
Adjustments:
(Revenue) loss related to noncontrolling interests and similar arrangements (j)	(6,775)	839	(866)	(5,936)	(3,872)
(Gains) losses related to Lazard Fund Interests (“LFI”) and other similar arrangements (k)	(10,509)	(5,243)	1,201	(15,752)	(8,172)
Interest expense (h)	21,087	20,960	22,598	42,047	43,204

Adjusted Corporate net revenue	$10,016	$9,148	$11,487	$19,164	$35,484

Net revenue - U.S. GAAP Basis	$795,997	$648,051	$685,349	$1,444,048	$1,450,102
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(12,000)	(6,011)	(4,920)	(18,011)	(12,023)
(Gains) losses related to Lazard Fund Interests (“LFI”) and other similar arrangements (k)	(10,509)	(5,243)	1,201	(15,752)	(8,172)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(24,717)	(14,581)	(19,588)	(39,298)	(42,537)
Interest expense (h)	21,095	20,969	22,600	42,064	43,250
Losses associated with cost-saving initiatives (i)	–	–	–	–	587

Adjusted net revenue	$769,866	$643,185	$684,642	$1,413,051	$1,431,207

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP Basis	$519,208	$430,270	$452,560	$949,478	$1,003,384
Adjustments:
Compensation and benefits expense related to noncontrolling interests and similar arrangements (j)	(4,436)	(3,741)	(1,897)	(8,177)	(4,005)
(Charges) credits pertaining to LFI and other similar arrangements (l)	(10,509)	(5,243)	1,201	(15,752)	(8,172)
Expenses associated with cost-saving initiatives	–	–	–	–	(46,610)

Adjusted compensation and benefits expense	$504,263	$421,286	$451,864	$925,549	$944,597

Non-Compensation Expenses
Non-compensation expenses - U.S. GAAP Basis	$183,708	$163,146	$169,149	$346,854	$328,517
Adjustments:
Non-compensation expenses related to noncontrolling interests and similar arrangements (j)	(1,594)	(657)	(881)	(2,251)	(1,407)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(24,717)	(14,581)	(19,588)	(39,298)	(42,537)
Amortization and other acquisition-related costs	(26)	(26)	(68)	(52)	(136)
Expenses associated with cost-saving initiatives	–	–	–	–	(1,532)

Adjusted non-compensation expenses	$157,371	$147,882	$148,612	$305,253	$282,905

Operating Income
Operating income - U.S. GAAP Basis	$93,081	$54,635	$63,640	$147,716	$118,201
Adjustments:
Operating income related to noncontrolling interests and similar arrangements (j)	(5,970)	(1,613)	(2,142)	(7,583)	(6,611)
Interest expense (h)	21,095	20,969	22,600	42,064	43,250
Amortization and other acquisition-related costs	26	26	68	52	136
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Expenses associated with cost-saving initiatives	–	–	–	–	48,142

Adjusted operating income	$108,232	$74,017	$84,166	$182,249	$203,705

Provision (Benefit) for Income Taxes
Provision (benefit) for income taxes - U.S. GAAP Basis	$31,764	($7,354)	$11,587	$24,410	$25,924
Adjustment:
Tax effect of adjustments	–	–	(2,960)	–	14,918

Adjusted provision (benefit) for income taxes	$31,764	($7,354)	$8,627	$24,410	$40,842

Net Income attributable to Lazard, Inc.
Net income attributable to Lazard, Inc. - U.S. GAAP Basis	$55,346	$60,375	$49,909	$115,721	$85,664
Adjustments:
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Expenses associated with cost-saving initiatives	–	–	–	–	48,142
Tax effect of adjustments	–	–	2,960	–	(14,918)

Adjusted net income	$55,346	$60,375	$52,869	$115,721	$119,475

Diluted Weighted Average Shares Outstanding
Diluted Weighted Average Shares Outstanding - U.S. GAAP Basis	104,911,633	104,828,753	100,627,867	104,870,193	99,989,817
Adjustment: participating securities including profits interest participation rights and other	1,785,023	2,847,480	1,561,114	2,316,252	1,870,782
Adjusted Diluted Weighted Average Shares Outstanding (e)	106,696,656	107,676,233	102,188,981	107,186,445	101,860,599

Diluted net income per share:
U.S. GAAP Basis	$0.52	$0.56	$0.49	$1.08	$0.84
Diluted net income effect of adjustments	–	–	0.03	–	0.33
Adjusted Basis	$0.52	$0.56	$0.52	$1.08	$1.17

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF NON-COMPENSATION EXPENSES U.S. GAAP TO ADJUSTED (a)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
($ in thousands)	2025	2025	2024	2025	2024

Non-compensation expenses - U.S. GAAP Basis:
Occupancy and equipment	$33,703	$35,413	$32,031	$69,116	$64,888
Marketing and business development	29,593	27,731	25,493	57,324	49,092
Technology and information services	49,272	46,216	46,406	95,488	91,323
Professional services	24,589	18,837	23,734	43,426	43,614
Fund administration and outsourced services	30,054	26,545	27,114	56,599	53,254
Other	16,497	8,404	14,371	24,901	26,346
Non-compensation expenses - U.S. GAAP Basis	$183,708	$163,146	$169,149	$346,854	$328,517

Non-compensation expenses - Adjustments:
Occupancy and equipment (j)	($95)	($95)	($95)	($190)	($1,668)
Marketing and business development (g) (j)	(4,032)	(2,657)	(2,944)	(6,689)	(5,023)
Technology and information services (g) (j)	(35)	(28)	(49)	(63)	(84)
Professional services (g) (j)	(931)	(1,736)	(1,085)	(2,667)	(1,958)
Fund administration and outsourced services (g) (j)	(17,744)	(15,843)	(15,588)	(33,587)	(30,623)
Other (g) (j)	(3,500)	5,095	(776)	1,595	(6,256)
Subtotal non-compensation expenses adjustments	($26,337)	($15,264)	($20,537)	($41,601)	($45,612)

Adjusted non-compensation expenses:
Occupancy and equipment	$33,608	$35,318	$31,936	$68,926	$63,220
Marketing and business development	25,561	25,074	22,549	50,635	44,069
Technology and information services	49,237	46,188	46,357	95,425	91,239
Professional services	23,658	17,101	22,649	40,759	41,656
Fund administration and outsourced services	12,310	10,702	11,526	23,012	22,631
Other	12,997	13,499	13,595	26,496	20,090
Adjusted non-compensation expenses	$157,371	$147,882	$148,612	$305,253	$282,905

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD, Inc.
Notes to Financial Schedules

(a)	Selected Summary Financial Information and Reconciliations from U.S. GAAP to Adjusted Results contain non-GAAP measures. Lazard believes that presenting results and measures on an adjusted basis in conjunction with U.S. GAAP measures provides a meaningful and useful basis for comparison of its operating results across periods.

(b)	A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.

(c)	A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

(d)	A non-GAAP measure which represents adjusted operating income as a percentage of adjusted net revenue.

(e)	A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock. Certain profits interest participation rights may be excluded from the computation of outstanding stock equivalents for U.S. GAAP net income per share. In addition, this measure includes the dilutive effect of the weighted average number of shares of common stock issuable from share-based compensation programs.

(f)	A non-GAAP measure which represents the adjusted provision (benefit) for income taxes as a percentage of adjusted operating income less interest expense, amortization and other acquisition-related costs.
		Three Months Ended			Six Months Ended
	($ in thousands)	June 30,	March 31,	June 30,	June 30,	June 30,
		2025	2025	2024	2025	2024
	Adjusted provision (benefit) for income taxes	$31,764	($7,354)	$8,627	$24,410	$40,842
	Adjusted operating income less interest expense, amortization and other acquisition-related costs	$87,111	$53,022	$61,496	$140,133	$160,317
	Adjusted effective tax rate	36.5%	(13.9%)	14.0%	17.4%	25.5%

(g)	Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs, and (provision) benefit for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is excluded for purposes of determining adjusted non-compensation expenses and included for purposes of determining adjusted net revenue.

(h)	Interest expense, excluding interest expense incurred by Lazard Frères Banque SA (“LFB”), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.

(i)	Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.

(j)	(Revenue) loss and expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.

(k)	Represents changes in the fair value of investments held in connection with LFI and other similar deferred compensation arrangements, for which a corresponding equal amount is excluded from compensation and benefits expense.

(l)	Represents changes in the fair value of the compensation liability recorded in connection with LFI and other similar deferred incentive compensation awards, for which a corresponding equal amount is excluded from adjusted net revenue.

NM	Not meaningful